SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

File by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         OLD DOMINION FREIGHT LINE, INC.
  ............................................................................
                (Name of Registrant as Specified in its Charter)

  ............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which transaction applies:
       .........................................................................
       2)   Aggregate number of securities to which transaction applies:
       .........................................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
       .........................................................................
       4)   Proposed maximum aggregate value of transaction:
       .........................................................................
       5)   Total fee paid:
       .........................................................................
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid:
       .........................................................................
       2)   Form, Schedule or Registration Statement No.:
       .........................................................................
       3)   Filing Party:
       .........................................................................
       4)   Date Filed:
       .........................................................................

                         OLD DOMINION FREIGHT LINE, INC.

                    Executive Offices: 1730 Westchester Drive
                        High Point, North Carolina 27262

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 30, 2001


         The Annual Meeting of Stockholders of Old Dominion Freight Line, Inc., will be held Monday, May 7, 2001, at 10:00 A.M., in the fourth floor conference room of the Company's executive offices, 1730 Westchester Drive, High Point, North Carolina, for the following purposes:

         1.       To elect a board of seven directors of the Company.

         2. To transact such other business as may be brought before the meeting.

         Stockholders of record at the close of business on March 15, 2001, are entitled to notice of and to vote at the meeting.


                                     By Order of the Board of Directors

                                     /s/ Joel B. McCarty, Jr.

                                     Joel B. McCarty, Jr.
                                     Secretary

High Point, North Carolina
March 30, 2001









         If you do not intend to be present at the meeting, please sign, date and return the accompanying proxy promptly so that your shares of Common Stock may be represented and voted at the meeting. A return envelope is enclosed for your convenience.

                         OLD DOMINION FREIGHT LINE, INC.

                    Executive Offices: 1730 Westchester Drive
                        High Point, North Carolina 27262

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


         This Proxy Statement is being sent to stockholders on or about March 30, 2001, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Old Dominion Freight Line, Inc. (the "Company"), to be held on Monday, May 7, 2001, and at any adjournment thereof.

                              ELECTION OF DIRECTORS

         The Bylaws provide that the number of directors shall be not less than five nor more than nine. The Board of Directors has determined that the number of directors should be seven in 2001. The number of directors, within the maximum and minimum, is to be determined at each Annual Meeting by resolution adopted by the shareholders or, in the absence of such resolution, the number of directors elected at the meeting shall constitute the number of directors of the Company. The Board has nominated the following seven individuals to serve as directors until the next Annual Meeting and until their successors shall have been elected and shall qualify. Unless authority is withheld, it is intended that Proxies received in response to this solicitation will be voted in favor of the following seven nominees:

                                                                           Amount and Nature of Beneficial
                                                                          Ownership of the Company's Common
                                                                             Stock as of March 15, 2001
                                                            -------------------------------------------------------
                                                              Voting and
                                                            Investment Power (1)             In all Capacities
                                                            -------------------------------------------------------
Name, Age, Principal                                                                                     Percent of
Occupation and Other Positions         Director                                         Total            Common
and Offices with the Company           Since            Sole       Shared               Shares           Stock
------------------------------         --------         ----       ------               ------           ----------
Earl E. Congdon, 70 (2)(3)(4)
  Chairman of the Board of
  Directors and Chief Executive
  Officer of the Company                 1952                   See "Principal Stockholders".

John R. Congdon, 68 (2)(3)(4)
  Vice Chairman of the Board of
  Directors of the Company;
  Chairman of Old Dominion
  Truck Leasing, Inc.                    1955                   See "Principal Stockholders".


                                                                           Amount and Nature of Beneficial
                                                                          Ownership of the Company's Common
                                                                             Stock as of March 15, 2001
                                                            -------------------------------------------------------
                                                              Voting and
                                                            Investment Power (1)             In all Capacities
                                                            -------------------------------------------------------
Name, Age, Principal                                                                                     Percent of
Occupation and Other Positions         Director                                         Total            Common
and Offices with the Company           Since            Sole       Shared               Shares           Stock
------------------------------         --------         ----       ------               ------           ----------
John A. Ebeling, 63                      1985           5,000           -               5,000            Less than 1%
  Retired (former Vice Chairman of
  the Board of Directors,
  President and Chief Operating
  Officer of the Company)


Harold G. Hoak, 71 (4)(5)                1991           1,000           -               1,000            Less than 1%
  Retired (former Regional Vice
  President of Wachovia Bank of
  North Carolina, N.A.)

Franz F. Holscher, 79 (3)(4)(5)          1991           1,000           -               1,000            Less than 1%
  Retired (former Chairman of
  Thurston Motor Lines, Inc.)

David S. Congdon, 44 (2)                 1998                   See "Principal Stockholders".
  President and Chief Operating
  Officer of the Company

John R. Congdon, Jr., 44                 1998                   See "Principal Stockholders".
  Vice Chairman of Old Dominion
  Truck Leasing, Inc.

--------------
(1) Except as otherwise indicated, each director has sole voting and sole investment power with respect to the shares beneficially owned by such director.
(2)      Member of Executive Committee.
(3)      Member of Compensation Committee.
(4)      Member of Stock Option Plan Committee.
(5)      Member of Audit Committee.

         Earl E. Congdon has been employed by the Company since 1950 and has served as Chairman of the Board and Chief Executive Officer since 1985 and as a director since 1952. He is a son of E. E. Congdon, one of the founders of Old Dominion, the brother of John R. Congdon and the father of David S. Congdon.

         John R. Congdon has been employed by the Company since 1953 and has served as Vice Chairman of the Board since 1985 and as a director since 1955. He is also the Chairman of Old Dominion Truck Leasing, Inc., a North Carolina corporation that is engaged in full service leasing of tractors, trailers and other equipment, to which he devotes more than half of his time. He is a son of
E. E. Congdon, one of the founders of Old Dominion, the brother of Earl E. Congdon and the father of John R. Congdon, Jr.

         John A. Ebeling has been a director since August 1985. He formerly served as Vice Chairman from May 1997 to May 1999 and as President and Chief Operating Officer from August 1985 to May 1997. Mr. Ebeling was previously employed by ANR Freight Systems from 1978 to 1985, holding the positions of Chairman and Chief Executive Officer.

         Harold G. Hoak was elected a director in August 1991. Now retired, he serves on the Board of Directors of the Charlotte Merchants Foundation, Inc. He was President and General Manager of the Charlotte Merchants Association, Inc., from 1989 to 1994. Mr. Hoak was formerly employed by Wachovia Bank of North Carolina, N.A., from 1956 to 1989 and served as Regional Vice President for the Southern Region from 1976 to 1989.

         Franz F. Holscher was elected a director in August 1991. He served in a number of executive positions from 1970 to 1987 with Thurston Motor Lines and was Chairman of the Board of Directors from July 1984 through December 1987, when he retired. Mr. Holscher has been active in a number of organizations and associations within the trucking industry.

         David S. Congdon was elected a director in 1998. He has been employed by the Company since 1978 and, since May 1997, has served as President and Chief Operating Officer. He has held various senior management positions in the Company including Vice President - Quality and Field Services and Vice President
- Transportation, as well as other positions in operations and engineering. He is the son of Earl E. Congdon.

         John R. Congdon, Jr. was elected a director in 1998. He currently serves as the Vice Chairman of the Board of Directors of Old Dominion Truck Leasing, Inc. (a company owned by Earl E. Congdon, John R. Congdon and members of the Congdon family), where he has been employed since May 1979. He is the son of John R. Congdon.

                             PRINCIPAL STOCKHOLDERS

         As of March 15, 2001, or such other date as indicated in the footnotes to the table, to the knowledge of management, the only persons beneficially owning more than five percent (5%) of the Company's Common Stock, its only class of voting security, are as follows:

   Name and Address of
      Beneficial Owner                   Number of Shares (1)      Percent
   -------------------                   --------------------      -------

   David S. Congdon                      1,391,958 (2)(6)          16.7%
      1730 Westchester Drive
      High Point, NC  27262

   Old Dominion Truck Leasing, Inc.      1,095,876 (3)             13.2%
      7511 Whitepine Road
      Richmond, VA  23237

   Earl E. Congdon                         941,264 (4)(6)          11.3%
      20 Harborage Isle
      Fort Lauderdale, FL  33316

   John R. Congdon                         904,046 (5)(6)          10.9%
      7511 Whitepine Road
      Richmond, VA  23237

   Fidelity Management & Research          831,200 (7)              9.9%
      Company
      82 Devonshire Street
      Boston, MA  02109

   Dimensional Fund Advisors Inc.          602,100 (8)              7.2%
      1299 Ocean Avenue, 11th Floor
      Santa Monica, CA  90401

   Audrey L. Congdon                       509,088 (9)              6.1%
      1730 Westchester Drive
      High Point, NC  27262

   John R. Congdon, Jr.                    475,349 (10)             5.7%
      9800 Drouin Drive
      Richmond, VA  23233

   Karen C. Vanstory                       473,320 (11)             5.7%
      5412 Horse Trail Road
      Summerfield, NC  27358

   Name and Address of
      Beneficial Owner                   Number of Shares (1)      Percent
   -------------------                   --------------------      -------

   Susan C. Terry                          429,466 (12)             5.2%
      10801 North Bank Road
      Richmond, VA  23233

   Jeffrey W. Congdon                      428,321 (13)             5.2%
      643 Walsing Drive
      Richmond, VA  23229


          As of March 15, 2001, to the knowledge of management, the employees listed in the "Summary Compensation Table" and all Executive Officers and Directors of the Company as a group beneficially owned the following shares of the Company's Common Stock:

         Name of
      Beneficial Owner                   Number of Shares (1)      Percent
   -------------------                   --------------------      -------

   Earl E. Congdon                         941,264 (4)(6)          11.3%

   David S. Congdon                      1,391,958 (2)(6)          16.7%

   John B. Yowell                          509,088 (9)              6.1%

   J. Wes Frye                              18,857 (14)            Less than 1%

   Joel B. McCarty                          18,300 (15)            Less than 1%

   All Executive Officers and            4,420,474 (16)            52.8%
     Directors of the Company as
     a Group (10 persons)

----------------
(1) Except as described below, each person or group identified possesses sole voting and investment power with respect to the shares shown opposite the name of such person or group.

(2) Includes 1,764 shares owned of record by the named stockholder, 3,791 shares owned in the Company's 401(k) plan, 15,000 shares obtainable upon exercise of stock options exercisable within 60 days, 277,708 shares held as trustee of a revocable trust, 112,194 shares held as trustee or custodian for minor children of the stockholder, 796,597 shares through shared voting and investment rights as trustee under the Earl E. Congdon Intangible Trust, 103,000 shares through shared voting and investment rights as trustee under the Kathryn W. Congdon Intangible Trust, 73,904 shares through shared voting and investment rights by David S. Congdon's wife as trustee of an irrevocable trust and 8,000 shares owned by Mr. Congdon's wife.

(3) The voting stock of Old Dominion Truck Leasing, Inc. ("Leasing"), is owned by the Earl E. Congdon Intangibles Trust, David S. Congdon, Trustee (38.2%), John R. Congdon Revocable Trust (38.2%) and members of Earl E. Congdon's and John R. Congdon's respective families (23.6%). John R. Congdon is Chairman of the Board of Leasing and Earl E. Congdon is Vice Chairman of the Board. The Company's Common Stock owned by Leasing will be voted as directed by Earl E. Congdon and John R. Congdon or, in the event of disagreement, one-half of the shares will be voted as directed by Earl E. Congdon or his personal representative, attorney-in-fact or executor and one-half will be voted as directed by John R. Congdon or his personal representative, attorney-in-fact or executor. Any future sales or other disposition of such shares and the disposition of the proceeds of any sales will be determined by the Board of Directors of Leasing.

(4) Includes 796,597 shares through shared voting and investment rights as grantor of the Earl E. Congdon Intangible Trust, 41,667 shares through shared voting and investment rights as grantor of the Earl E. Congdon Family Trust and 103,000 shares owned beneficially by Earl E. Congdon's wife's through shared voting and investment rights under the Kathryn W. Congdon Intangible Trust with respect to which Earl E. Congdon disclaims beneficial ownership.

(5) Includes 860,647 shares held as trustee of a revocable trust, 41,667 shares through shared voting and investment rights as trustee of the Earl E. Congdon Family Trust and 1,732 shares owned by John R. Congdon's wife as trustee of a revocable trust for which John R. Congdon disclaims beneficial ownership.

(6) Does not include any of the shares owned by Old Dominion Truck Leasing, Inc.

(7) Based on information obtained from a Schedule 13G, dated February 14, 2000 filed with the Securities and Exchange Commission (the "SEC") and representations made by the stockholder, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 831,200 shares of common stock outstanding as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(8) Based on information obtained from a Schedule 13G filed February 2, 2001 with the SEC, Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to have beneficial ownership of 602,100 shares of the Company's stock as of December 31, 2000. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Old Dominion shares owned by the Funds. All securities reported in the 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

  (9) Includes 1,764 shares owned of record by Audrey L. Congdon, 301,237 shares held by Audrey L. Congdon as trustee of a revocable trust, 74,796 shares held by Audrey L. Congdon as trustee or custodian for minor children of the stockholder, 62,866 shares through shared voting rights by Audrey L. Congdon as trustee under the Karen C. Vanstory Irrevocable Trust, 43,897 shares held by Audrey L. Congdon's husband, John B. Yowell, as trustee of an irrevocable trust, 16,000 shares obtainable upon exercise of John B. Yowell's stock options exercisable within 60 days and 8,528 shares owned by John B. Yowell.

(10) Includes 294,548 shares held as trustee of a revocable trust and 180,801 shares held as trustee or custodian for the benefit of the stockholder's minor children.

(11) Includes 2,714 shares owned of record by the named stockholder, 295,546 shares held as trustee of a revocable trust, 62,866 shares through shared voting and investment rights as grantor of an irrevocable trust and 112,194 shares held as trustee or custodian for minor children of the stockholder.

(12) Includes 243,358 shares held as trustee of a revocable trust and 186,108 shares held as trustee or custodian for the benefit of the stockholder's minor children.

(13) Includes 304,201 shares held as trustee of a revocable trust and 124,120 shares held as trustee or custodian for the benefit of the stockholder's minor children.

(14) Includes 974 shares owned of record by the named stockholder, 283 shares owned in the Company's 401(k) plan, 17,500 shares obtainable upon exercise of stock options exercisable within 60 days and 100 shares owned by the stockholder's wife.

(15) Includes 800 shares owned of record by the named stockholder and 17,500 shares obtainable upon exercise of stock options exercisable within 60 days.

(16)     Includes shares owned by Old Dominion Truck Leasing, Inc.

Section 16 Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires certain of the Company's officers and its directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and stockholders are required by the SEC regulations to furnish the Company with copies of all such reports that they file.

         Based solely on a review of copies of reports filed with the SEC since January 1, 2000, and of representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the reports required to be filed in 2000 on a timely basis.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table provides a three-year overview of the cash compensation paid to the five most highly compensated executive officers of the Company:

================================================================================================================================
                                                                                 Long-Term Compensation
 ----------------------------------------------------------------------------- ------------------------- -----------------------
                                                 Annual Compensation                      Awards
 ----------------------------------------------------------------------------- ------------------------- ------------------
                   (a)                       (b)        (c)          (d)         (f)              (g)                  (i)
                                                                              Restricted
                                                                                 Stock       Securities
                                                      Salary       Bonus(1)    Award(s)      Underlying    All Other Compensation
       Name and Principal Position          Year        ($)          ($)          ($)        Options (#)            ($)(2)
 --------------------------------------------------------------------------------------------------------------------------
 Earl E. Congdon
  Chairman of the Board and Chief
  Executive Officer                        2000      $300,800     $439,326         0             0             $ 15,373 (3)
                                           --------------------------------------------------------------------------------


                                           1999      $289,200     $466,707         0             0             $ 14,117
                                           --------------------------------------------------------------------------------


                                           1998      $289,400     $356,344         0             0             $ 16,573
 --------------------------------------------------------------------------------------------------------------------------

 David S. Congdon
  President and Chief Operating Officer    2000      $198,100     $267,981         0             0             $  6,020 (3)
                                           --------------------------------------------------------------------------------


                                           1999      $186,000     $291,691         0             0             $  2,749
                                           --------------------------------------------------------------------------------


                                           1998      $170,800     $202,663         0             0             $  2,545
 --------------------------------------------------------------------------------------------------------------------------

 John B. Yowell
  Executive Vice President                 2000      $154,200     $142,230         0             0             $  5,731 (3)
                                           --------------------------------------------------------------------------------


                                           1999      $140,000     $116,677         0             0             $  2,872
                                           --------------------------------------------------------------------------------


                                           1998      $135,700     $ 89,086         0             0             $  2,460
 --------------------------------------------------------------------------------------------------------------------------

 J. Wes Frye
  Treasurer, Chief Financial
  Officer and Assistant
  Secretary                                2000      $148,620     $ 82,587         0             0             $  2,319 (3)
                                           --------------------------------------------------------------------------------


                                           1999      $136,060     $ 93,341         0             0             $  1,921
                                           --------------------------------------------------------------------------------


                                           1998      $127,255     $ 71,269         0             0             $  3,460
 --------------------------------------------------------------------------------------------------------------------------

 Joel B. McCarty, Jr.
  Senior Vice President, Secretary,
  General Counsel                          2000      $127,500     $ 82,587         0             0             $  6,118 (3)
                                           --------------------------------------------------------------------------------


                                           1999      $115,460     $ 93,341         0             0             $  4,549
                                           --------------------------------------------------------------------------------


                                           1998      $112,960     $ 84,246         0             0             $  4,509
===========================================================================================================================


(1) Pursuant to an executive profit-sharing bonus program, the Company pays incentive cash bonuses to certain executive officers based upon the Company's income before taxes during the fiscal year.

(2) Includes pretax contributions by the Company to the Old Dominion 401(k) retirement plan, personal use of Company cars, excess premiums paid on group life insurance and the compensation element of premiums paid on split-dollar life insurance policies. The Company is a party to certain split-dollar life insurance agreements with certain members of the families of Earl E. Congdon and John R. Congdon pursuant to which the Company pays a portion of the premiums on life insurance policies insuring their lives in the aggregate face amounts of $16,767,738 and $16,647,617, respectively. The total benefits currently payable to the Company under the policies upon the death of Earl E. Congdon and John
         R. Congdon are $2,063,731 and $3,573,434, respectively. The Company's interest in the death benefit and cash surrender value of each policy is determined by reference to the amount of gross premiums paid by the Company, which in 2000, 1999 and 1998 were $423,934, $390,648 and
         $392,848, respectively.

(3)      Allocation of 2000 All Other Compensation:

                                    401(k)          Split-Dollar     Personal Use of         Excess Life
                 Name               Contribution  Life Insurance       Company Car      Insurance Premiums
         --------------------       ------------  ---------------    ---------------    ------------------
         Earl E. Congdon            $ 2,366          $  8,366           $  2,385            $  2,256
         David S. Congdon             2,366                 -              3,552                 102
         John B. Yowell               2,108                 -              3,449                 174
         J. Wes Frye                  2,031                 -                  -                 288
         Joel B. McCarty, Jr.         1,743                 -              3,673                 702

Stock Options

         The Company's Board of Directors and stockholders have approved and adopted the 1991 Employee Stock Option Plan of Old Dominion Freight Line, Inc. (the "Option Plan"), for the benefit of key employees. The Option Plan covers 250,000 shares of the Company's Common Stock. The Option Plan provides for the granting of stock options that qualify as incentive stock options pursuant to
Section 422 of the Internal Revenue Code as well as nonqualified options. The granting of an incentive stock option or, in general, its exercise, will not result at the time of grant or exercise in taxable income to the recipient, with certain exceptions. The grant of a nonqualified stock option will not result in taxable income to the recipient. The exercise of a nonqualified stock option will result in compensation income equal to the difference between the option price and the fair market value of the stock acquired upon the exercise. Earl E. Congdon and John R. Congdon are not eligible to participate in the Option Plan.

         There were no options granted in 2000.

         Options to purchase 224,000 shares under the Option Plan have been granted. As of March 25, 2001, there are options outstanding covering 37,000 shares of Common Stock at the exercise price of $13.875 per share, 38,000 shares at the exercise price of $17.875 per share, 31,500 shares at the exercise price of $19.25 per share, 23,500 shares at the exercise price of $19.00 per share and 18,500 shares at the exercise price of $10.00 per share. All of the options have been granted as incentive options. The sale of shares issuable under the Option Plan have been registered with the SEC.

         The following table reflects cumulative information regarding grants under the Option Plan:

====================================================================================================================================
                       Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
------------------------------------------------------------------------------------------------------------------------------------
     (a)                     (b)                    (c)                          (d)                        (e)
                                                                          Number of Securities        Value of Unexercised
                                                                         Underlying Unexercised      In-The-Money Options at
                         Shares Acquired       Value Realized          Options at FY-End                     FY-End
    Name                on Exercise (#)            ($)               Exercisable/Unexercisable (#)  Exercisable/Unexercisable ($)
------------------------------------------------------------------------------------------------------------------------------------
Earl E. Congdon              *                      *                          *                          *
------------------------------------------------------------------------------------------------------------------------------------
                                                                          15,000 Exercisable               $0 Exercisable
David S. Congdon             0                      0                          0 Unexercisable             $0 Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
                                                                          16,000 Exercisable               $0 Exercisable
John B. Yowell               0                      0                          0 Unexercisable             $0 Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
                                                                          17,500 Exercisable               $0 Exercisable
J. Wes Frye                  0                      0                          0 Unexercisable             $0 Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
                                                                          17,500 Exercisable               $0 Exercisable
Joel B. McCarty, Jr.        0                      0                           0 Unexercisable             $0 Unexercisable
====================================================================================================================================

--------------
*        Not eligible to participate in the Option Plan.

Compensation of Directors

         Each of the Company's outside directors receives an annual retainer of $10,000 plus $1,200 for each meeting attended, including Board meetings and meetings of committees of the Board of Directors not held in conjunction with a meeting of the Board. Such directors also receive reimbursement of expenses incurred as a director. Directors who are also officers of the Company receive no such fees or expense reimbursement.

Report of Compensation Committee

         The Compensation Committee (the "Committee") is responsible for conducting an annual review of the Company's compensation plan for its executive officers including the evaluation of the components of the plan, the standards of performance measurement and the relationship between performance and compensation. The Committee reviews the compensation of each executive officer and makes specific recommendations to the Board of Directors based on factors that include the individual officer's performance, the ability of the Company to attract and retain qualified, experienced personnel and whether the plan provides appropriate motivation to achieve goals outlined by the Board of Directors.

         In determining the compensation of the Chief Executive Officer, the Committee began its evaluation prior to the time of the public offering in October 1991. The base salary was determined, in part, by comparison with the compensation of chief executive officers of other companies of comparable size and levels of profitability. The base salary is reviewed each year and compared to that of other chief executive officers as reported in various publications, such as Forbes magazine. Since 1991, the Chief Executive Officer has received salary increases of 2.0% in 1992, 2.0% in 1994, 3.8% in 1997, 1.9% in 1998, 1.8%
in 1999 and 5.4% in 2000. The Chief Executive's increase in base salary in 2000 of 5.4% was a combination of an inflationary adjustment and a reallocation of compensation resulting from a reduction in the incentive bonus program.

         The incentive bonus for the Chief Executive Officer is based upon the Company's profitability, a program that has been in place for many years, and the Compensation Committee believes that this is a fair measure of executive bonus compensation. The bonus is based upon a percentage, determined by the Committee, of pre-tax profits. In 2000, the Compensation Committee reduced the percentage of pre-tax profits used in determining the incentive bonus for many of the participants in the plan, including the Chief Executive Officer. The decision to revise and reduce the incentive bonus plan was based upon the Committee's projections of future profitability and its objective of compensating its senior employees with a balance of competitive salaries and bonus incentives. The salary and bonus amounts for 2000, 1999 and 1998 are reflected in the Summary Compensation Table. Both the base salary and the incentive bonus are evaluated in determining overall compensation. The Chief Executive Officer is not eligible to receive options under the Company's stock option plan.

         The base salary for all other officers is based upon the experience and qualifications of each officer, with the additional objective of remaining competitive in the industry in recruiting and retaining a well-qualified and effective management team. The incentive bonus for officers is determined by the Compensation Committee and is based upon the same criteria as the Chief Executive Officer, the performance of the Company as measured by its profitability. No stock options were granted to any individual in 2000.

         During 1993, Section 162(m) was added to the Internal Revenue Code (the "Code") that generally limits amounts that can be deducted for compensation paid to executives to $1 million, unless certain requirements are met. No executive received compensation in excess of $1 million in 2000; therefore, there were no compensation amounts that would be deemed nondeductible for the Company under
Section 162(m) of the Code. The Committee will continue to monitor the applicability of this section of the Code to the Company's compensation program each year.

                    The Compensation Committee,

                           Franz F. Holscher, Chairman
                           Earl E. Congdon
                           John R. Congdon

Compensation Committee Interlocks and Insider Participation

         Earl E. Congdon, Chairman of the Board of the Company and its Chief Executive Officer, and John R. Congdon, Vice Chairman of the Board, are members of the Compensation Committee. Mr. Holscher is not an employee of the Company and receives no compensation other than directors' fees from the Company.

         Earl E. Congdon and John R. Congdon are each 50% owners of E & J Enterprises ("E & J"), a Virginia general partnership that leases trailers to the Company. Pursuant to an agreement dated August 1, 1991, the Company leased 163 trailers from E & J at a monthly rental of $44,010. This lease expired on July 31, 1996, but was extended for an additional term of three years, which expired on July 31, 1999. The first extension of the lease required declining monthly payments ranging from $35,045 in the first year to $33,415 in the third year. On July 26, 1999, the Company's Board of Directors approved a second extension of the trailer lease agreement for a period of one year at the monthly rental rate of $33,415. At the end of the one-year term, the lease converted to a month-to-month lease with a monthly lease payment of $33,415, which requires a six-month notice of cancellation. Under the original lease and all extensions, the Company is responsible for insurance coverage, maintenance and repairs to the trailers. The Company has no purchase rights at the end of the lease term. Upon termination of the lease, for specified reasons, E & J may require the Company to purchase the trailers for cash at fair market value. The Company paid $400,980 in 2000 for trailers leased from E & J under the lease agreement, which was treated as an operating lease.

         In December 1988, the Company sold to E & J certain tracts of unimproved land and a vacant service center facility in exchange for a non-interest-bearing receivable in the amount of $579,798. E & J has repaid the amount outstanding under the receivable as parcels of the property have been sold. As of December 31, 2000, the amount outstanding on the receivable was $195,677.

         Old Dominion Truck Leasing, Inc., a North Carolina corporation whose voting stock is owned by the Earl E. Congdon Intangibles Trust, David S. Congdon, Trustee (38.2%), John R. Congdon Revocable Trust (38.2%) and members of Earl E. Congdon's and John R. Congdon's families (23.6%), is engaged in the business of purchasing and leasing tractors, trailers and other vehicles. John
R. Congdon is Chairman of the Board and Earl E. Congdon is the Vice Chairman of the Board of Leasing. Both individuals also serve on the Board of Directors and Compensation Committee of Old Dominion Freight Line. Since 1986, the Company and Leasing have combined their requirements for the purchase of tractors, trailers, equipment, parts, tires and fuel. The Company believes that, by so doing, it is often able to obtain pricing discounts because of the increased level of purchasing. While this is beneficial to the Company, management believes that the termination of this relationship would not have a material adverse impact upon the Company's results of operations.

         In 2000, the Company charged Leasing $14,744 for vehicle repair, maintenance and other services, which it provides to Leasing at cost. In addition, the Company charged Leasing $12,000 in 2000 for rental of a vehicle maintenance and service facility located in Chesapeake, Virginia.

         The Company purchased $243,353 of maintenance and other services from Leasing in 2000. Old Dominion believes that the prices it pays for such services are lower than would be charged by unaffiliated third parties for the same quality of work and intends to continue to purchase maintenance and other services from Leasing, provided that its prices continue to be favorable to the Company. In addition, Leasing has a right of first refusal for the Company's future tractor and trailer leases, exercisable on the same terms offered to the Company by third parties. In 2000, the Company paid Leasing $4,351 for short-term rentals of tractors and trailers. Currently, the Company has no long-term equipment leases in effect with Leasing.

         The Company leases a service center facility in Greensboro, North Carolina, from an irrevocable trust created by Earl E. Congdon and John R. Congdon, for the benefit of their families. On July 14, 2000, the Company's five-year lease of the property expired and the lease converted to a month-to-month lease. The five-year lease required escalating annual payments ranging from $29,000 per month in the first year to $31,391 in the fifth year and was accounted for as an operating lease. Under the month-to-month lease, initial payments of $31,391 were increased to $31,705 on December 15, 2000. The current agreement requires the Company to maintain insurance, maintenance and repairs to the facility. The Company made payments totaling $377,001 in 2000 under this lease. The Company has purchased an additional 20 acres of land adjacent to the property. The land will be sold to the Trust so that the entire combined acreage could be used for the planned expansion of the existing service center. The Company's Board of Directors, after review by the Audit Committee, has authorized the Company to lend the trust the sum of $380,000 to purchase the land at 7.5% interest to be repaid and amortized in monthly installments over ten years. The Company plans to construct and extend an additional 106 doors to the existing dock structure and make other improvements at a cost of approximately $5,500,000, which will be treated as a leasehold improvement and will be amortized over the life of a long-term lease. It is anticipated that the existing lease will be extended and then renegotiated for a longer term upon completion of the improvements; however, the final details of the structure of this transaction have not been determined. The expansion of the Greensboro facility will allow it to serve as a major breakbulk facility and will accommodate the need for additional capacity that has resulted from growth in business levels, which has required the Company to lease a 60 door service center facility in nearby High Point, NC in January, 1998. The Greensboro expansion will allow the Company to terminate the lease for the High Point service center and consolidate those operations at the enlarged Greensboro facility. It is anticipated that this will result in an increase in productivity and efficiency. The project has been delayed because of city and county sewer requirements and the relocation of an access road, but is now proceeding as planned.

         The Company is a party to certain split dollar life insurance policies, of which certain members of the families of Earl E. Congdon and John R. Congdon are designated beneficiaries. See Note (2) under the Summary Compensation Table in this proxy statement.

         The E & J lease and the equipment purchasing and servicing arrangement with Leasing permit the Company to obtain certain equipment and services at prices comparable to, or more favorable than, prices charged by unaffiliated third parties. The Company believes that the rent paid under the lease for the Greensboro service center is comparable to, or more favorable than, prices charged by unaffiliated third parties.

         Each of the foregoing transactions has been reviewed by the Audit Committee of the Company's Board of Directors, which consists of two nonemployee directors. The Audit Committee has approved the transactions that continue to be in effect as being fair to the Company. The Audit Committee believes that the terms and conditions of the foregoing transactions are substantially the same as, or more favorable to the Company than, would be available from nonaffiliates. The Company intends to enter into a re-negotiation and extension of the Greensboro, North Carolina lease as described above. Any extensions, modifications or renewals of existing transactions with such persons must be approved, in advance, by the Audit Committee as being on terms no less favorable to the Company than the terms that could be obtained in a similar transaction with an unaffiliated party.

 Performance Graph

         The following graph compares the total stockholder cumulative returns, assuming the reinvestment of all dividends, of $100 invested on January 1, 1996, in the Company's Common Stock, Nasdaq Trucking & Transportation Stocks and The Nasdaq Stock Market (US) for the five-year period ended December 31, 2000:


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   (Assumes $100 Invested on January 1, 1996)

                            [LINE GRAPH APPEARS HERE]

                                                1/1/96       12/31/96       12/31/97      12/31/98       12/31/99      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Old Dominion Freight Line, Inc.                  $100          $133           $191          $142           $134           $119
Nasdaq Trucking & Transportation Stocks          $100          $110           $141          $127           $123           $112
The Nasdaq Stock Market (US)                     $100          $123           $151          $213           $395           $238

                              CORPORATE GOVERNANCE

         The Company's Board of Directors held four meetings during 2000, at which all directors were present.

         The Board of Directors has four standing committees: Executive Committee, Audit Committee, Compensation Committee and Stock Option Plan Committee.

         The Executive Committee consists of Messrs. Earl E. Congdon (Chairman), John R. Congdon and David S. Congdon. The Executive Committee is empowered to act between meetings of the Board of Directors with powers of the full Board, except with respect to certain matters. This committee did not meet in 2000.

         The Audit Committee currently consists of Franz F. Holscher and Harold
G. Hoak, two of the Company's nonemployee directors. At its next meeting on May 7, 2001, it is anticipated that the Board of Directors will add an additional nonemployee director, John A. Ebeling, to the Audit Committee. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is included in Appendix A. Information regarding the functions performed by this committee is set forth in the "Report of Audit Committee", which is included in this annual proxy statement. The Audit Committee met three times in 2000, at which all members were present.

         The Compensation Committee consists of Franz F. Holscher (Chairman), Earl E. Congdon and John R. Congdon. The Compensation Committee meets periodically to review and approve the salaries and classifications of the Company's executive officers and other significant employees and its personnel policies. The Compensation Committee met once in 2000, at which all members were present.

         The Stock Option Plan Committee consists of Earl E. Congdon (Chairman), John R. Congdon, Harold G. Hoak and Franz F. Holscher. The Committee has authority to administer the Company's 1991 Employee Stock Option Plan, including authority to determine persons eligible to receive options and the terms upon which options are granted. The Stock Option Plan Committee did not meet in 2000.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP has served the Company as independent auditors since 1994. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he desires to do so and to answer any questions that concern that firm's work for the Company.

         The Audit Committee and the Board of Directors have approved all of the nonaudit services performed by Ernst & Young LLP and believe they have no effect on audit independence. The Audit Committee has authorized management to engage the Company's independent accountants in nonaudit services relating to preparation of tax returns and working with state and federal agents on audits, but other matters require prior approval from the Audit Committee. Fees for the last fiscal year were annual audit $69,010, financial information systems design and implementation services $0 and all other nonaudit services $46,320.

                            REPORT OF AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         The Audit Committee has also reviewed transactions between the Company and entities in which officers or directors of the Company or their affiliates have material interests and has determined that such existing transactions are fair to the Company. Any new transactions with officers, directors or their affiliates, and any extensions, modifications or renewals of existing transactions with such persons must be approved in advance by the Audit Committee as being on terms no less favorable to the Company than the terms that could be obtained in a similar transaction with an unaffiliated party.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                            The Audit Committee,

                                                     Harold G. Hoak, Chairman
                                                     Franz F. Holscher

                                     GENERAL

         The accompanying Proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for their reasonable expenses in so doing.

         The Board of Directors has fixed March 15, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On March 15, 2001, there were 8,312,840 outstanding shares of Common Stock of the Company, each entitled to one vote.

         Stockholders do not have cumulative voting rights in the election of directors. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect, although they will be counted for purposes of establishing the presence of a quorum. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

         Where a choice is specified on any Proxy as to the vote on any matter to come before the meeting, the Proxy will be voted in accordance with such specification. If no specification is made but the Proxy is properly signed, the shares represented thereby will be voted in favor of each proposal. Such proxies, whether submitted by stockholders of record or by brokers holding shares in street name for their customers ("broker non-votes"), will be voted in favor of nominees for directors. Broker non-votes will not be counted either way in voting on other matters (where direction of beneficial owners is required) and, therefore, will have the effect of negative votes.

         Any stockholder submitting the accompanying Proxy has the right to revoke it by notifying the Secretary of the Company in writing at any time prior to the voting of the Proxy. A Proxy is suspended if the person giving the Proxy attends the meeting and elects to vote in person.

         Management is not aware that any matters, other than those specified above, will be presented for action at the meeting, but, if any other matters do properly come before the meeting, the persons named as agents in the Proxy will vote upon such matters in accordance with their best judgment.

Annual Report on Form 10-K

         Stockholders may obtain a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2000, without charge by writing to J. Wes Frye, Treasurer, Chief Financial Officer and Assistant Secretary, Old Dominion Freight Line, Inc., Post Office Box 2006, High Point, North Carolina 27261. Exhibits are not included, but copies of them may be obtained from the Company upon payment of copying charges.

Deadline for Stockholders' Proposals

         Any stockholder desiring to present a proposal for action at the Company's 2002 Annual Meeting must deliver the proposal to the Company at its executive offices no later than November 23, 2001.

         In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, even if the proposal is not to be included in the Company's proxy statement, the Company's bylaws provide that the stockholder must give timely notice of such business in writing to the Secretary of the Company at least 60 days and not more than 90 days prior to the meeting, except that if public disclosure of the date of the meeting is given less than 70 days prior to the meeting, notice by the stockholder will be considered timely if received by the Secretary by the close of business on the 10th day after public disclosure of the date of the meeting was made. As to each item of business, the notice must contain (i) a brief description of the business to be brought before the meeting and the reasons therefore, (ii) the name and address of record of the stockholder and the number of shares of the Company's stock owned of record or beneficially by the stockholder and (iii) any material interest the stockholder has in the proposed business.

                                          By Order of the Board of Directors

                                          /s/ Joel B. McCarty, Jr.

                                          Joel B. McCarty, Jr.
                                          Secretary

High Point, North Carolina
March 30, 2001

                                                                      APPENDIX A

                            OLD DOMINION FREIGHT LINE
                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

         To establish membership, meeting and responsibility requirements for the Audit Committee in its efforts to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics for shareholders.

II.      MEMBERSHIP

A.       The Audit Committee shall be comprised of a minimum of three directors.
B. Audit Committee members shall be appointed by the Board of Directors for terms of three years with one member serving as the Chairman of the Audit Committee.
C. All Audit Committee members shall be independent as defined by NASDAQ standards.
D. All Audit Committee members shall be capable of understanding fundamental financial statements, including the balance sheet, income statement and cash flow statement and at least one member shall have past experience in accounting or a related financial management expertise.

III.     MEETINGS

A.       The Audit Committee shall meet at least twice annually.
B. Meetings shall also be attended by the external auditors, corporate financial management, internal auditors, General Counsel and other persons as deemed necessary by the Audit Committee.

IV.      RESPONSIBILITIES

General
A. The Audit Committee shall adopt, review annually and maintain a formal written charter that shall be approved by the Board of Directors.
B. The Audit Committee shall communicate in the company's proxy statement for its annual stockholders meeting whether the Audit Committee has adopted a formal written charter, and, if so, whether the Audit Committee satisfied its responsibilities for the prior fiscal year as provided by the charter.
C. The Audit Committee shall have the charter disclosed in the annual report to the shareholders or the proxy statement at least every three years or in the next year's report if significant amendments are made to the charter.
D. The Audit Committee shall maintain minutes and other supporting documents of its meetings, activities and recommendations.

E. The Audit Committee shall report the results of their meetings to the Board of Directors through minutes or other forms of communication deemed necessary.
F. The Audit Committee shall be empowered to retain outside counsel or other professional consultation for the purpose of fulfilling its responsibilities.

External Auditors
A. The Audit Committee is responsible for communicating to the external auditors that the Board of Directors and the Audit Committee are the external auditors' clients and the external auditors are ultimately accountable to the Board of Directors and the Audit Committee as representatives of shareholders.
B. The Audit Committee may recommend, for approval by the Board of Directors, the selection or replacement of the external auditors for auditing the financial statements of the company.
C. The Audit Committee and corporate financial management shall review and approve the external auditors' proposed audit scope, fees for the current fiscal year and non-audit work that may impact the external auditors' independence.
D. The Audit Committee shall annually obtain, in addition to actively engaging in dialogue with the external auditors, a formal statement from the external auditors delineating all relationships between the external auditors and the company, that is consistent with the Independence Standards Board Standard 1.
E. The Audit Committee shall provide time with the external auditors, out of management's presence, for discussions concerning internal controls, the quality and clarity of the company's financial disclosures, aggressiveness or conservatism of the company's accounting principles, underlining significant decisions or estimates by management and any other issues deemed necessary.
F. The Audit Committee shall review with the external auditors any significant audit recommendations made by the external auditors along with the company's progress with implementing the corrective actions.
G. The Audit Committee shall rely on the external auditors to advise them of any significant changes in FASB statements, company accounting policies, unusual transactions or other uncertainties that should be reviewed by the audit committee.
H. The Audit Committee shall review the coordination of the external and internal audit plans to ensure a complete but nonredundant use of combined audit resources.

Internal Auditors
A. The Audit Committee shall approve the internal audit charter and all subsequent revisions.
B. The Audit Committee shall be notified and concur with the appointment or dismissal of the Manager of Internal Audit.
C. The Audit Committee and corporate financial management shall review and approve the internal auditors' proposed audit plan for the current fiscal year in addition to monitoring the progress of the audit plan.
D. The Audit Committee shall review the qualifications and size of the internal audit staff annually for deficiencies in achieving audit objectives.
E. The Audit Committee shall provide time with the Manager of Internal Audit, out of management's presence, for discussions concerning internal controls, independence, audit authority and any restrictions on the scope of their audit or access to required information.

F. The Audit Committee shall review a summary of the internal audit findings and the company's progress with implementing corrective actions.

Financial Statements/Internal Controls
A. The Audit Committee shall review the results of the annual financial statements audit with the external auditors and corporate financial management to determine that the external auditors and corporate financial management are satisfied with the disclosure, quality and content of the financial statements prior to the release of the annual report to the stockholders.
B. The Audit Committee shall inquire with the external auditors, corporate financial management and the internal auditors regarding the adequacy of the company's system of internal controls.
C. The Audit Committee shall inquire with the external auditors, corporate financial management and the internal auditors regarding significant business risks or exposures to the company and the company's plan for minimizing such risks and exposures.
D. The Audit Committee or the Chairman shall discuss, by meeting or conference call prior to the filing of the 10-Q, significant issues related to the quarterly financial statements with corporate financial management and the external auditors.

Ethics & Business Conduct/Legal
A. The Audit Committee shall review annually the company's program designed to ensure the company's officers and key employees are in compliance with applicable company ethics and conduct codes, laws and regulatory guidelines.
B. The Audit Committee shall require management to report on the results of the company's annual ethics and business conduct questionnaire.
C. The Audit Committee shall meet and discuss significant legal issues with the company's General Counsel as deemed necessary.

PROXY


                         OLD DOMINION FREIGHT LINE, INC.


    The undersigned stockholder of Old Dominion Freight Line, Inc. designates

  Earl E. Congdon, John R. Congdon, and Joel B. McCarty, Jr., and any of them,

       agents to vote the shares of the undersigned at the Annual Meeting of Stockholders, Monday, May 7, 2001, at 10:00 A.M., and at any adjournment thereof, as follows:

           Please sign the proxy printed on the other side and return it at once unless you expect to attend the meeting in person.

                           (Continued on reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                         OLD DOMINION FREIGHT LINE, INC.

                                   May 7, 2001


                 Please Detach and Mail in the Envelope Provided



A [X]       Please mark your
            votes as in this
            example.


                        VOTE FOR              WITHHOLD
                       all nominees         AUTHORITY TO
                   (except as marked    vote for all nominees
                     to the contrary)      listed at right
(1)  ELECTION OF          [ ]                   [ ]            Nominees: Earl E.Congdon       (2) To transact such other business
     DIRECTORS                                                           John R. Congdon          as may be brought before the
                                                                         John A. Ebeling          meeting.
                                                                         Harold G. Hoak
                                                                         Franz F. Holscher          THIS PROXY IS SOLICITED ON
                                                                         David S. Congdon        BEHALF OF THE BOARD OF DIRECTORS
                                                                         John R. Congdon, Jr.    AND WILL BE VOTED AS SPECIFIED
(Instruction:  To withhold authority to vote for an                                              BY THE STOCKHOLDER.
 Individual nominee strike a line through the
 nominee's name.)                                                                                  IF NO SPECIFICATION IS MADE
                                                                                                 WITH RESPECT TO A MATTER WHERE
                                                                                                 A BALLOT IS PROVIDED, THIS
                                                                                                 PROXY WILL BE VOTED FOR SUCH
                                                                                                 MATTER.

                                                                                                   Your shares should be
                                                                                                 represented at the meeting by
                                                                                                 your proxy. The meeting will be
                                                                                                 held Monday, May 7, 2001, at
                                                                                                 10:00 A.M. in  the Fourth Floor
                                                                                                 Conference Room of the Executive
                                                                                                 Offices of Old  Dominion Freight
                                                                                                 Line, Inc., 1730 Westchester
                                                                                                 Drive, High Point, North Carolina.

                                                                                                 PLEASE SIGN AND SEND IN YOUR PROXY



SIGNATURE(S)_________________________________________ DATE________________ 2001

NOTE: Please sign above as name(s) appear(s) on this card. (When signing as attorney, executor, administrator, trustee, guardian, etcetera, give full title as such. For joint accounts, each joint owner should sign.)
